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                                                                    EXHIBIT 23.9


                          CONSENT OF DIRECTOR NOMINEE


The undersigned hereby consents to the reference of the undersigned as a person to become a director of Proteus International plc in the Registration Statement on Form F-4 of Proteus and any amendment thereto.


                                    /s/ James Christie
                                    --------------------------
                                    James Christie


Dated 10 Aug. 1999